SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2010

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12386	13-3717318
(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On December 14, 2010, we entered into a Purchase Agreement, dated as of December 14, 2010 (the "Purchase Agreement"), between Barclays Capital, Inc. (the “Underwriter”), on the one hand, and Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P., Net 3 Acquisition L.P. and us, on the other.  Pursuant to the terms and conditions of the Purchase Agreement, we agreed to sell to the Underwriter 10,000,000 of our shares of beneficial interest, par value $0.0001 per share, classified as common stock (the “Common Shares”), and we granted the Underwriter an option to purchase up to an additional 1,500,000 Common Shares, to cover over-allotments, at the same price less any dividends or distributions declared and payable on the shares initially purchased by the Underwriter but not payable on the option shares.

The Purchase Agreement contains customary representations, warranties and covenants by us.  It also provides for customary indemnification by each of the Underwriter and us for certain losses or damages arising out of or in connection with the sale of the Common Shares.

The offering is being made pursuant to our effective shelf registration statement on Form S-3 (File No. 333-157858) filed with the Securities and Exchange Commission and effective as of September 4, 2009, a preliminary prospectus supplement relating to the Common Shares dated December 14, 2010, and a final prospectus supplement relating to the Common Shares dated December 15, 2010.

A copy of the Purchase Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

On December 14 and 15, 2010, we issued press releases relating to the offering of the Common Shares.  Copies of the press releases are attached as Exhibits 99.1 and 99.2.

Item 9.01.                      Financial Statements and Exhibits.

(d)             Exhibits

1.1	Purchase Agreement, dated as of December 14, 2010
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto)
99.1	Press Release issued December 14, 2010
99.2	Press Release issued December 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: December 20, 2010                                                             By: /s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

1.1	Purchase Agreement, dated as of December 14, 2010
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto)
99.1	Press Release issued December 14, 2010
99.2	Press Release issued December 15, 2010